Exhibit 99.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of June 30, 2014, by and among Vestis Retail Group, LLC, a Delaware limited liability company (“Parent”), Everest Merger Sub, Inc., a Delaware corporation (“Purchaser”), The Olberz Family Trust dated 05/06/1997, a trust organized under the laws of the state of California (the “Trust”), Irene M. Olberz (“IO”), individually and as co-trustee for the Trust, Eric S. Olberz (“EO”), individually and as co-trustee for the Trust, and, solely with respect to Sections 3.7, 4.1, 5.1, 6.3(b), and 8.10, Sport Chalet, Inc., a Delaware corporation (the “Company”). The Trust, IO and EO are referred to collectively as the “Sellers.”

R E C I T A L S

A. Concurrently with the execution and delivery of this Agreement, Parent, Purchaser and the Company are entering into the Agreement and Plan of Merger attached hereto as Exhibit A (the “Merger Agreement”), pursuant to which Purchaser will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein but not defined shall have the meaning ascribed thereto in the Merger Agreement.

B. Pursuant to the Merger Agreement, Parent and Purchaser will, as promptly as reasonably practicable (and in any event, within five Business Days) after the date of the Merger Agreement, commence (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934, as amended) a tender offer to purchase all of the outstanding shares of Class A common stock, par value $0.01 per share, of the Company (the “Class A Shares”) and Class B common stock, par value $0.01 per share, of the Company (the “Class B Shares,” and together with the Class A Shares, the “Shares”) at a price equal to $1.20 per Share, as such price may be reduced to $1.04 per Share, pursuant to the terms and conditions set forth in the Merger Agreement, as such terms and conditions may be amended from time to time (the “Tender Offer”).

C. As of June 20, 2014, each Seller is the sole record owner of the Shares appearing opposite such Seller’s name on Exhibit B hereto (the “Sellers Owned Shares”).

D. On the terms and subject to the conditions of this Agreement, Purchaser desires to purchase immediately following and contingent upon the consummation of the Tender Offer and the payment by Purchaser for the Shares tendered therein (as may be extended pursuant to the terms of the Merger Agreement), and the Sellers desire to sell to Purchaser, all of the Shares then owned by the Sellers (the “Purchase Shares”) for the consideration set forth below.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement and the Merger Agreement, La Canada Properties, Inc. and the Company shall enter into an amendment in the form attached hereto as Exhibit F (the “HQ Lease Amendment”) relating to the Lease, dated as of October 1, 2002 (as amended, the “HQ Lease”), for the Leased Real Property at 1 Sports Chalet Drive, La Canada Flintridge, California, which HQ Lease Amendment shall become effective upon the Merger Closing.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Purchaser, the Sellers, and, solely with respect to Sections 3.7, 4.1, 5.1, 6.3(b), and 8.10, the Company, hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1 Purchase and Sale.

(a) At the Closing (as hereinafter defined), upon the terms and subject to the conditions of this Agreement, each Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase, acquire and accept from each Seller, in each case, in accordance with applicable Law (as hereinafter defined), all of such Seller’s Purchase Shares, free and clear of any and all Liens (as hereinafter defined) excluding Permitted Liens (as hereinafter defined), at a price per Purchase Share (the “Per Share Purchase Price”) equal to $0.75; provided, however, that if the aggregate number of Purchase Shares is less than 7,654,089 Shares (the “Threshold Amount”), the Per Share Purchase Price shall be reduced by an amount, if any, equal to (a) (i) the Threshold Amount minus (ii) the number of Purchase Shares, multiplied by (b) (i) the weighted average per share sales price (net of broker’s fees) of all Shares sold by any of the Sellers between June 4, 2014 and the Closing Date (as defined below), minus (ii) $0.75, divided by (c) the aggregate number of Purchase Shares.

(b) In the event the Closing occurs after September 30, 2014, Purchaser shall pay an additional amount to the Family Trust equal to the actual amount of interest accrued on the margin loans subject to the Margin Loan Documents (as hereinafter defined) during the period between September 30, 2014 and the Closing; provided, however, that in no event shall such additional payment exceed an amount equal to $666.67 multiplied by the number of days in such period.

1.2 Closing. The closing of the purchase and sale of the Purchase Shares under this Agreement (the “Closing”) shall take place immediately following the consummation of the Tender Offer and the payment by Purchaser for shares of the Company’s stock tendered therein at the offices of Sullivan & Cromwell LLP, 1888 Century Park East, Suite 2100, Los Angeles, CA 90067. At the Closing, (i) each Seller shall deliver to Purchaser the certificate(s) or other evidence of ownership (including an “agent’s message” in the case of non-certificated book-entry shares (“Book-Entry Shares”)) representing such Seller’s Purchase Shares being purchased hereunder duly endorsed for transfer or accompanied by an appropriate share transfer instrument duly executed in blank and (ii) Purchaser shall pay to each Seller, by wire transfer of immediately available funds to the account specified in writing by such Seller, an amount equal to the product of (x) the Per Share Purchase Price and (y) the number of such Seller’s Purchase Shares, net of any applicable withholding taxes. The day on which the Closing occurs is the “Closing Date.”

1.3 Transfer Taxes. The Sellers will pay any stock transfer taxes imposed on the purchase of the Purchase Shares (“Transfer Taxes”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Parent and Purchaser hereby, jointly and severally, represent and warrant to each Seller on the date of this Agreement and as of the Closing:

2.1 Organization. Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

2.2 Authorization. Each of Parent and Purchaser has the full legal right, corporate power and authority to execute and deliver this Agreement, perform the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by each of Parent and Purchaser. This Agreement constitutes a legal, valid and binding agreement of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies.

2.3 No Violation. The execution, delivery and performance by Parent and Purchaser of this Agreement do not, and the consummation by Parent and Purchaser of the transactions contemplated hereby will not: (i) violate or conflict with any provision of Parent or Purchaser’s Organizational Documents; (ii) violate any provision of any statute, law, code, ordinance, treaty, policy, judgment, order, injunction, decree, rule, consent, writ, determination, arbitration award, rule or regulation (collectively, “Laws”) of or by any federal, state, foreign or other governmental or public body, agency or authority, or subdivision thereof, instrumentality, subdivision, court, administrative agency, commission, official or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (collectively, “Governmental or Regulatory Entity”), applicable to Parent or Purchaser or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of or the loss of any benefit under, constitute (with due notice or lapse of time or both) a default under, result in the termination of or a right of termination or cancellation under, result in the creation of a Lien upon the assets of Parent or Purchaser under, or accelerate the performance required by or rights or obligations under, any of the terms, conditions or provisions of any contract, note, bond, lease, loan agreement, mortgage, security agreement, indenture, deed or trust, license, agreement or instrument to which Parent or Purchaser or any of their respective affiliates is a party or by which it or any of their respective affiliates is bound or to which any of their or their respective affiliates’ properties, assets or business is subject, except with respect to clauses (ii) and (iii) for such violations, conflicts or breaches that, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Purchaser to consummate the transactions contemplated hereby.

2.4 Approvals or Consents. No consents, authorizations, waivers, filings, registrations or approvals are required in connection with the execution and delivery of this Agreement by Parent and Purchaser, the consummation of the transactions contemplated hereby or the performance by Parent and Purchaser of their respective obligations hereunder, except for those that have been obtained.

2.5 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, neither Parent nor Purchaser makes any other express or implied representation or warranty with respect to Parent or Purchaser, as the case may be, or with respect to any other information provided by or on behalf of Parent or Purchaser.

2.6 No Brokers or Finders. Neither Parent nor Purchaser has retained, employed or used any broker or finder that is entitled to any fee or commission from Parent or Purchaser or any of its subsidiaries in connection with the transactions provided for herein or in connection with the negotiation thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each Seller hereby severally, but not jointly, represents to Parent and Purchaser on the date of this Agreement and as of the Closing:

3.1 Organization. IO and EO are co-Trustees of the Trust, which is in valid existence and subject to the laws of the State of California.

3.2 Ownership of Sellers Owned Shares. Each Seller is the sole record owner of the Sellers Owned Shares appearing opposite such Seller’s name on Exhibit B hereto. There are no (i) securities convertible into or exchangeable for any of the Sellers Owned Shares; (ii) options, warrants or other rights to purchase or subscribe for any of the Sellers Owned Shares; or (iii) contracts, commitments, agreements, understandings or arrangements of any kind (contingent or otherwise) relating to the issuance, sale or transfer of any of the Sellers Owned Shares, other than margin loan Contracts in existence as of the date hereof and set forth on Schedule III (the “Margin Loan Documents”).

3.3 Title. At the Closing, Purchaser will receive good and marketable title to such Seller’s Purchase Shares, free and clear of any and all liens, security interests, mortgages, rights of first refusal, agreements, limitation on voting rights, restrictions, levies, claims, pledges, equities, options, contracts, assessments, conditional sale agreements, charges and other encumbrances or interests of any nature whatsoever, including, without limitation, voting trusts or agreements or proxies (collectively, “Liens”), other than those imposed under applicable securities laws, the Amended and Restated Certificate of Incorporation of the Company or the Bylaws of the Company (“Permitted Liens”).

3.4 Authorization. Such Seller has the full legal right, capacity and power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Each of EO and IO is co-Trustee of the Trust and is duly authorized under the Trust to execute and deliver this Agreement. Each of EO and

IO, as co-Trustees of the Trust, have the power and authority to enter into and perform the obligations of this Agreement on behalf of the Trust. This Agreement has been duly authorized, executed and delivered by such Seller. This Agreement constitutes a legal, valid and binding agreement of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies.

3.5 No Violation. The execution, delivery and performance by such Seller of this Agreement does not, and the consummation by such Seller of the transactions contemplated hereby will not, (i) in the case of the Trust, violate or conflict with any provision of the Trust’s indenture; (ii) violate any provision of any Laws of or by any Governmental or Regulatory Entity applicable to such Seller or any of its properties or assets; or (iii) violate, conflict with, result in a breach of or the loss of any benefit under, constitute (with due notice or lapse of time or both) a default under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by or rights or obligations under, any of the terms, conditions or provisions of any contract, note, bond, lease, loan agreement, mortgage, security agreement, indenture, deed or trust, license, agreement or instrument to which such Seller or any of its affiliates is a party or by which it or any of its affiliates is bound or to which any of its or its affiliates’ properties, assets or business is subject, except with respect to clauses (ii) and (iii) for such violations, conflicts or breaches that, individually or in the aggregate, would not reasonably be expected to prevent, materially delay or materially impair the ability of such Seller to consummate the transactions contemplated hereby.

3.6 Approvals and Consents. No consents, authorizations, waivers, filings, registrations or approvals that have not been previously obtained are required in connection with the execution and delivery of this Agreement by such Seller, the consummation of the transactions contemplated hereby or the performance by Seller of its obligations hereunder.

3.7 Information Concerning the Company. Such Seller acknowledges that (a) Parent and Purchaser, and (b) the Company, and its officers, directors, affiliates, representatives, agents, attorneys, and other representatives (the “Company Persons”), may be in possession of material non-public information about the Company and its subsidiaries not known to such Seller, and such Seller hereby waives any and all claims and causes of action now or hereafter arising against Parent, Purchaser and/or any Company Person based upon or relating to any alleged non-disclosure to such Seller of such information and further covenants not to assert any claims against or to sue Parent, Purchaser and/or any Company Persons or any of their respective directors, officers, employees, partners, agents or affiliates for any loss, damage or liability arising from or relating to its offer and sale of the Purchase Shares pursuant to this Agreement arising out of, based upon or in connection with any alleged non-disclosure to such Seller of such information. It is understood and agreed that none of Parent, Purchaser, any Company Person, or such Seller makes any representation or warranty to the other whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the Company or any of its subsidiaries, or with respect to the value of the Purchase Shares.

3.8 No Other Representations or Warranties. Except for the representations and warranties contained in this Agreement, such Seller does not make any other express or implied representation or warranty with respect to such Seller or with respect to any other information provided by or on behalf of Seller.

3.9 No Brokers or Finders. Such Seller has not retained, employed or used any broker or finder that is entitled to any fee or commission from Parent or Purchaser or any of its subsidiaries in connection with the transactions provided for herein or in connection with the negotiation thereof.

ARTICLE IV

CONDITIONS TO PURCHASER’S OBLIGATIONS

4.1 Conditions to Purchaser’s Obligations. The obligations of Purchaser under Section 1.2 to purchase the Purchase Shares from the Sellers are subject to fulfillment as of the Closing of each of the following conditions unless waived by Purchaser in accordance with Section 8.10 (except in the case of (d) below, which is not waivable except with the express written consent of both the Sellers and the Company):

(a) Representations and Warranties. The representations and warranties of the Sellers contained in (i) Sections 3.2, 3.3 and 3.4 of this Agreement shall be true and correct in all respects and (ii) the other representations and warranties contained in Article III of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing, in the case of clause (ii), except where the failure to be true and correct would not reasonably be expected to affect the ability of such Seller to consummate the transactions contemplated hereby.

(b) Performance. The Sellers shall have performed and complied in all material respects with all agreements and covenants contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c) Delivery of Certificates. The Sellers shall have delivered to Purchaser all certificate(s) or Book-Entry Shares representing the Purchase Shares, along with all stock powers, assignments or any other documents, instruments or certificates (including an “agent’s message” in the case of any Book-Entry Shares) necessary for a valid transfer of the Purchase Shares.

(d) Tender Offer. The Tender Offer shall have been consummated and Purchaser shall have purchased the Shares tendered in the Tender Offer in accordance with the terms thereof.

(e) Further Assurances. No Governmental or Regulatory Entity shall have advised or notified Purchaser that the consummation of the transactions contemplated hereunder would constitute a violation of any applicable Law, which notification or advice shall not have been withdrawn after the exhaustion of Purchaser’s good faith efforts to cause such withdrawal.

ARTICLE V

CONDITIONS TO SELLERS’ OBLIGATIONS

5.1 Conditions to Seller’s Obligations. The obligations of the Sellers under Section 1.2 to sell the Purchase Shares are subject to fulfillment as of the Closing of each of the following conditions unless waived by the Sellers in accordance with Section 8.10 (except in the case of (d) below, which is not waivable except with the express written consent of Purchaser and the Company):

(a) Representations and Warranties. The representations and warranties of Parent and Purchaser contained in Article II of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing, in each case, except where the failure to be true and correct would not reasonably be expected to affect the ability of Parent and Purchaser to consummate the transactions contemplated hereby.

(b) Performance. Each of Parent and Purchaser shall have performed and complied in all material respects with all agreements and covenants contained in this Agreement that are required to be performed or complied with by it on or before the date of the Closing.

(c) Further Assurances. No Governmental or Regulatory Entity shall have advised or notified Parent or Purchaser or any Seller that the consummation of the transactions contemplated hereunder would constitute a violation of any Law, which notification or advice shall not have been withdrawn after the exhaustion of the parties’ good faith efforts to cause such withdrawal.

(d) Tender Offer. The Tender Offer shall have been consummated and Purchaser shall have purchased the Shares tendered in the Tender Offer in accordance with the terms thereof.

ARTICLE VI

COVENANTS

6.1 Covenants of the Parties. Each Seller and each of Parent and Purchaser shall use their respective reasonable best efforts to cooperate and to fulfill as promptly as practicable the conditions precedent to the other party’s obligations hereunder and the mutual conditions hereunder, including securing as promptly as reasonably practicable all consents, approvals, waivers and authorizations required in connection with the transactions contemplated by this Agreement.

6.2 Restriction on Transfer.

(a) Subject to Section 6.2(c), during the period commencing on the date of this Agreement and ending on (and including) the earlier of (i) the date on which this Agreement is validly terminated or (ii) the Closing Date (the “Support Period”), each Seller shall not cause or permit any Transfer of any of such Seller’s Seller Owned Shares to be effected other than pursuant to this Agreement. Without limiting the generality of the foregoing, during the Support Period, no Seller shall tender or agree to tender any of such Seller’s Seller Owned Shares in response to or otherwise in connection with any tender or exchange offer. For purposes of this Agreement, a person is deemed to have a effected a “Transfer” of a security if such person directly or indirectly: (A) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any person other than Parent or Purchaser; (B) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any person other than Parent or Purchaser; or (C) reduces such person’s beneficial ownership of, interest in or risk relating to such security.

(b) During the Support Period, each Seller shall not: (i) deposit any of the Seller Owned Shares into a voting trust; or (ii) grant any proxy or enter into any voting agreement or similar agreement with respect to any of such Seller’s Seller Owned Shares.

(c) Section 6.2(a) and (b) shall not prohibit a Transfer (i) by any Seller of Sellers Owned Shares to any member of such Seller’s immediate family, or to a trust for the benefit of such Seller or any member of such Seller’s immediate family, or upon the death of such Seller; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Purchaser, to be bound by all of the terms of this Agreement; or (ii) of Seller Owned Shares by Wedbush Securities, Inc. pursuant to the Margin Loan Documents.

6.3 No Tender; Acknowledgement.

(a) Each Seller agrees that it shall not tender any of such Seller’s Sellers Owned Shares into the Tender Offer.

(b) Each Seller hereby (i) acknowledges that, if the Tender Offer and/or the Merger are consummated, holders of Shares (other than the Sellers) will receive per Share consideration for their Shares pursuant to the Merger Agreement that is greater than the Per Share Purchase Price and (ii) agrees and waives any rights, claims and remedies that such Seller may have against the Company (including the Company Persons) or Purchaser, including pursuant to the Organizational Documents of the Company, arising out of the fact that holders of Shares (other than the Sellers) will receive per Share consideration for their Shares pursuant to the Merger Agreement that is greater than the Per Share Purchase Price. In addition, each of Parent, Purchaser, and the Company agrees and waives any rights, claims and remedies that any of them may have against the Sellers, including pursuant to the Organizational Documents of the Company, arising out of the fact that holders of Shares (other than the Sellers) will receive per Share consideration for their Shares pursuant to the Merger Agreement that is greater than the Per Share Purchase Price. Each of Parent, Purchaser, the Company and each Seller waives California Civil Code Section 1542 and similar provisions in other states, and hereby certifies that it is aware of, and has read and reviewed, the following provision of California Civil Code Section 1542 (“Section 1542”):

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

The provisions of the release set forth in this Section 6.3(b) shall apply according to their terms, regardless of the provisions of Section 1542 or any equivalent, similar, or comparable present or future law or principle of law of any jurisdiction.

6.4 Voting; Proxy.

(a) Voting of Shares. Such Seller hereby agrees that, during the Support Period, at any meeting of the stockholders of the Company, however called, and in any action by written consent of stockholders of the Company (to the extent permitted by the Company’s Organizational Documents (as the same may be amended from time to time)), unless otherwise directed in writing by Purchaser, such Seller, to the extent that it controls voting rights with respect to its Seller Owned Shares, shall cause such Seller’s Sellers Owned Shares to be voted:

(i) in favor of (A) the Merger and the adoption and approval of the Merger Agreement and the terms thereof, (B) each of the other transactions contemplated by the Merger Agreement for which stockholder approval is required by Applicable Law, and (C) and any action in furtherance of any of the foregoing;

(ii) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement or of such Seller in this Agreement; and

(iii) against the following actions (other than the Merger and the other Transactions): (A) any Acquisition Proposal; (B) any amendment to the Company’s certificate of incorporation or bylaws (except for any such amendment approved by Parent in writing); (C) any material change in the capitalization of the Company or the Company’s corporate structure (except for any such change approved by Parent in writing); and (D) any other action which is intended to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement; provided, however, that notwithstanding anything herein to the contrary and for the avoidance of doubt, such Seller shall be entitled to vote all of its Seller Owned Shares in favor of the amendment to the Company Charter required under the terms of the Crystal Credit Facility for which Company Stockholder approval is sought.

(b) Proxy; Further Assurances.

(i) Contemporaneously with the execution of this Agreement, each Seller shall deliver to Purchaser a proxy in the form attached to this Agreement as Exhibit C, which shall be irrevocable (at all times prior to the end of the Support Period) to the fullest extent permitted by law with respect to the Sellers Owned Shares referred to therein (the “Proxy”).

(ii) Each Seller shall perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Purchaser the power to carry out and give effect to the provisions of this Agreement.

(iii) No Seller shall enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of such Seller’s Sellers

Owned Shares that is inconsistent with this Agreement or otherwise take any other action with respect to any of such Seller’s Sellers Owned Shares that would in any way restrict, limit or interfere with the performance of any of such Seller’s obligations hereunder or any of the actions contemplated hereby.

(iv) Except as expressly set forth herein, each Seller may vote such Seller’s Sellers Owned Shares on any matter not referred to in the Proxy and the attorneys and proxies named in the Proxy may not exercise the Proxy with respect to such other matters.

ARTICLE VII

TERMINATION

7.1 Termination. This Agreement:

(a) may be terminated by the mutual written consent of Sellers and Parent;

(b) may be terminated by either Sellers or Parent in the event the Tender Offer shall not have been consummated prior to October 30, 2014; or

(c) shall terminate automatically if the Merger Agreement is terminated in accordance with the terms thereof.

7.2 Effect of Termination. Upon termination of this Agreement pursuant to Section 7.1, none of the parties hereto shall have any liability hereunder except (i) to the extent of any damages resulting from a knowing and intentional breach of this Agreement during its term and (ii) the provisions set forth in Section 7.3, which shall survive indefinitely.

7.3 Termination Fee. In the event this Agreement is terminated pursuant to:

(a) (i) Section 7.1(b), (ii) in connection with the termination of the Merger Agreement, the Termination Fee becomes payable by the Company and (iii) within 12 months of such termination, (A) the Company or any of its Subsidiaries shall have entered into a definitive agreement with respect to an Acquisition Proposal (which Acquisition Proposal is subsequently consummated) or (B) there shall have otherwise been consummated an Acquisition Proposal (substituting in both instances “50%” for “15%” in the definition of “Acquisition Proposal”), then, concurrently with or promptly (and in any event within one Business Day) following the consummation of any such transaction in connection with an Acquisition Proposal referred to in clauses (A) or (B) (an “Alternative Transaction”), each Seller shall pay or cause to be paid to Parent, by wire transfer of immediately available funds to the account specified in writing by Parent, an amount equal to 50% of the product of (1) the number of such Seller’s Sellers Owned Shares that are subject to the Alternative Transaction multiplied by (2) the excess, if any, of the Alternative Transaction Consideration (as defined below) over the Per Share Purchase Price; or

(b) If the Merger Agreement is terminated pursuant to Section 9.3(c), within thirty (30) calendar days after such termination, the Sellers shall pay to Purchaser, by wire transfer of immediately available funds to the account specified in writing by Parent, an amount equal to 50% of (a) (i) the Threshold Amount minus (ii) the number of Purchase Shares, multiplied by (b) (i) the weighted average net sales price of all Shares sold by any of the Sellers between June 4, 2014 and the Closing Date (as defined below), minus (ii) $0.75.

For purposes of this Agreement:

“Alternative Transaction Consideration” means, with respect to Shares transferred pursuant to an Alternative Transaction, the per Share consideration that such Seller actually received as a result of the consummation of such Alternative Transaction, valuing any noncash consideration (including any residual interest in the Company or any successor of the Company whether represented by Shares or any other securities) at its fair market value as of the date of such consummation. The fair market value of any noncash consideration consisting of (a) securities listed on a national securities exchange shall be equal to the average closing price per share of such security as reported on such exchange during the thirty (30) trading day prior to the date of determination, and (b) consideration which is other than cash or securities of the type specified in clause (a) above shall be the fair market value of such property. In the event of a dispute as to the fair market value of such property, such disputed amounts shall be determined by Houlihan Lokey, Inc. (“HL”) as promptly as practicable following the consummation of the Alternative Transaction; provided, that the fees and expenses of HL shall be borne equally by Parent, on the one hand, and the Disputing Stockholders, on the other hand. The determination of HL shall be binding upon the parties hereto; and

“Disputing Stockholder” means any of the Sellers and the Support Agreement Stockholders, to the extent such parties are disputing the fair market value of the property described in clause (b) of the definition of “Alternative Transaction Consideration.”

ARTICLE VIII

MISCELLANEOUS

8.1 Expenses. Except as otherwise provided in this Agreement, each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties, whether or not the transactions contemplated by this Agreement are consummated.

8.2 Further Assurance. From time to time, at Parent’s or Purchaser’s request and without further consideration, each Seller will execute and deliver to Parent or Purchaser, as applicable, such documents and take such other action as Parent or Purchaser may reasonably request in order to consummate the purchase and sale of the Purchase Shares contemplated hereby. From time to time, at a Seller’s request and without further consideration, Parent and/or Purchaser will execute and deliver to such Seller such documents and take such other action as such Seller may reasonably request in order to consummate such purchase and sale.

8.3 Governing Law. The Laws of the State of Delaware, without giving effect to principles of conflict of Laws, govern all matters arising out of or relating to this Agreement and all of the transactions it contemplates.

8.4 Consent to Jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of any state or federal court located in New Castle County, Delaware for the purposes of any action, suit or proceeding, claim, or litigation (“Action”) arising out of this Agreement or the Transaction Agreements or any transaction contemplated hereby or thereby, and agrees to commence any such Action only in such courts; provided, however, that notwithstanding the foregoing, no person shall be required to travel more than thirty five (35) miles from such person’s primary residence as of the date of this Agreement in order to attend depositions in connection with any Action. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth herein shall be effective service of process for any such Action. Each party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement, Transaction Agreements or the transactions contemplated hereby or thereby in such courts, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION AGREEMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF AND THEREOF.

8.5 Severability. If any provision of this Agreement is held invalid, illegal or unenforceable in any jurisdiction, (i) the remainder of this Agreement, or application of that provision to any Persons or circumstances, or in any jurisdiction, other than those as to which it is held unenforceable, will not be affected by that unenforceability and will be enforceable to the fullest extent permitted by Law and (ii) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

8.6 Specific Performance. Parent, Purchaser and each Seller agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

8.7 No Third Party Beneficiaries. This Agreement does not and is not intended to confer any rights or remedies upon any person other than the parties to this Agreement.

8.8 Notices. All notices and other communications required hereunder shall be in writing and delivered personally, delivered by a recognized next-day courier service or mailed by registered or certified mail. All such notices and communications shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)	if to Parent or Purchaser, to:

Vestis Retail Group, LLC

c/o Versa Capital Management, LLC

2929 Arch Street

Cira Centre

Philadelphia, Pennsylvania 19104

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP 1888 Century Park East Los Angeles, California 90067
Attention:	Alison S. Ressler
Rita-Anne O’Neill

(b)	if to the Sellers, to

[NAME]

[ADDRESS]

[ADDRESS]

with a copy (which shall not constitute notice) to:

Clark & Trevithick

800 Wilshire Boulevard, 12th Floor

Los Angeles, California 90017

Attention: Kimberly S. Winick

8.9 Entire Agreement. This Agreement and the exhibits hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

8.10 Amendments and Waivers. No amendment of this Agreement will be effective unless it is in writing and signed by Parent, Purchaser and each of the Sellers (and, in the case of Sections 3.7, 4.1, 5.1, 6.3(b) and 8.10, the Company). No waiver of any provision of this Agreement will be effective unless it is in writing and signed by the party granting the waiver, and no such waiver will constitute a waiver of satisfaction of any other provision of this Agreement.

8.11 Binding Effect. This Agreement shall be binding upon and inure to the benefit of Purchaser and the Sellers and their respective successors and permitted assignees.

8.12 Assignment and Delegation. This Agreement and the rights, interests and obligations hereunder may not be assigned or delegated by either party hereto without the prior written consent of the other party. Subject to the foregoing, all of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding the foregoing, each of Parent and Purchaser may assign its rights and/or delegate its obligations under this Agreement to any affiliate of Parent or Purchaser, as the case may be, without the prior written approval of the Sellers; provided, however that notwithstanding any such assignment, Parent and Purchaser shall remain obligated to fulfill their obligations hereunder to the extent such assignee is unwilling or unable to satisfied such assigned obligations.

8.13 Interpretation. The parties hereto have participated jointly in the negotiation and drafting of this Agreement, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

8.14 Headings. The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of any provision of this Agreement.

8.15 Captions. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

8.16 Counterparts. The parties may sign this Agreement in several counterparts, each of which will be deemed an original but all of which together will constitute one instrument. The parties agree that delivery of this Agreement may be effected by means of an exchange of facsimile or other electronic copies.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed on behalf of each of the parties hereto as of the day and year first above written.

VESTIS RETAIL GROUP, LLC

By:	/s/ Mark T. Walsh
	Name:	Mark T. Walsh
	Title:	Chief Executive Officer

[Signature page to Stock Purchase Agreement]

EVEREST MERGER SUB, INC.

By:	/s/ William R. Quinn
	Name:	William R. Quinn
	Title:	Vice President

[Signature page to Stock Purchase Agreement]

SPORT CHALET, INC., solely with respect to Sections 3.7, 4.1, 5.1, 6.3(b) and 8.10

By:	/s/ Craig Levra
	Name:	Craig Levra
	Title:	Chairman & Chief Executive Officer

[Signature page to Stock Purchase Agreement]

ERIC M. OLBERZ

/s/ Eric M. Olberz

[Signature page to Stock Purchase Agreement]

IRENE S. OLBERZ

/s/ Irene S. Olberz

[Signature page to Stock Purchase Agreement]

THE OLBERZ FAMILY TRUST DATED 05/06/1997

By:	/s/ Irene M. Olberz
	Name:	Irene M. Olberz
	Title:	Co-Trustee

By:	/s/ Eric S. Olberz
	Name:	Eric S. Olberz
	Title:	Co-Trustee

[Signature page to Stock Purchase Agreement]

Exhibit A

Merger Agreement

Exhibit B

Sellers/Shares

Seller	Class A Shares	Class B Shares
Irene S. Olberz	—	—
Eric M. Olberz	5,694	—
The Olberz Family Trust dated 05/06/1997	7,575,350	125,980

Exhibit C

Proxy

Schedule III

Margin Loan Documents